Earnings Supplement Q2 2025

2 Q2 2025 Financial Highlights Q2 2025 (1) See reconciliation of GAAP to non-GAAP financial measures on page 9. Q2 2024 Revenue $25.3 million $26.7 million Adj. EBITDA1 $4.1 million $6.8 million Total Certs 26,522 28,963

3 29,959 26,263 28,189 28,963 27,435 26,065 27,638 26,522 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Total Cert Volume Loan Origination Performance by Quarter & Channel Total certified loan volumes reflect typical seasonal patterns along with our strategic implementation of enhanced underwriting standards aimed at building a higher quality loan portfolio. While we anticipate volumes to remain relatively stable through the second half of 2025, we believe we are well positioned for renewed growth in 2026 with improved underwriting and pricing actions. Our CU/Bank channel loans typically have higher program fees compared to our OEM loans, which leads to more favorable economics. 75.6% 78.2% 74.8% 76.1% 79.5% 85.4% 87.6% 88.9% 24.4% 21.8% 25.2% 23.9% 20.5% 14.6% 12.4% 11.1% 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Cert Mix by Channel CU/Bank OEM

4 Loan Origination Mix by Segment & Vehicle Category Loan origination mix in 2Q25 reflects a strategic pivot toward higher-quality credit union and bank partnerships, with OEM volumes continuing to decline as a percentage of total originations. We are also seeing refinance volumes start to recover as interest rates decline. Our portfolio remains predominantly focused on used vehicles, which we believe continues to provide attractive unit economics and serves the core needs of our target customer base. As tariffs change the mix of new cars available, we believe there may be an increase in used certs vs new, offset by higher vehicle prices as new inventory is impacted. 24.4% 21.8% 25.2% 23.9% 20.5% 14.6% 12.4% 11.1% 51.2% 56.0% 55.3% 55.1% 56.8% 62.4% 65.1% 64.2% 21.1% 17.2% 15.9% 18.0% 19.5% 19.3% 18.2% 18.8% 3.3% 5.0% 3.6% 3.0% 3.2% 3.7% 4.3% 5.9% 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Cert Mix by Segment OEM Indirect Direct Refinance 13.3% 13.9% 11.0% 12.7% 12.9% 11.9% 11.6% 13.1% 86.7% 86.1% 89.0% 87.3% 87.1% 88.1% 88.4% 86.9% 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Cert Mix by New/Used New Used

5 We believe the credit portfolio in 2Q25 demonstrates disciplined underwriting with a healthy mix across credit depth segments. As discussed last quarter, our current quarter credit builder exposure was nonmaterial in order to improve the quality and profitability of our portfolio. Super Thin files also made up only 0.3% of loans in the current quarter, which peaked at 10.4% in the fourth quarter of 2024. We have made appropriate pricing adjustments in an effort to adequately account for risk across all segments. Loan Mix by Credit Profile 12.4% 13.0% 15.4% 15.4% 15.8% 2.3% 87.6% 87.0% 84.6% 84.6% 84.2% 97.7% 100.0% 100.0% 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Credit Builder % CreditBuilder NonCreditBuilder 0% 10% 20% 30% 40% 50% 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Cert Mix by Credit Depth SuperThin Thin Normal Thick

6 Facilitated Loan Volume & Average Loan Size Trends Average loan size has been trending up since 4Q24, increasing to $29,535 in 2Q25. We believe this increase reflects our focus on higher-value lending opportunities and improved customer mix that supports enhanced unit economics for our fees. 883.5 764.1 787.8 819.3 772.5 732.1 782.9 783.3 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Facilitated Loan Origination Volume ($M) 29,489 29,096 27,948 28,286 28,156 28,089 28,327 29,535 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Average Loan Size ($)

7 Key Performance Indicators Three Months Ended June 30, 2025 2024 Certs Credit Union & Bank 23,591 22,038 OEM 2,931 6,925 Total Certs 26,522 28,963 Unit Economics Avg. Profit Share Revenue per Cert (1) $ 289 $ 552 Avg. Program Fee Revenue per Cert $ 563 $ 512 Originations Facilitated Loan Origination Volume ($ in 000s) $ 783,327 $ 819,253 Average Loan Size $ 29,535 $ 28,286 Channel Overview New Vehicle Certs as a % of Total 13.1% 12.7 % Used Vehicle Certs as a % of Total 86.9% 87.3 % Indirect Certs as a % of Total 75.3% 79.0 % Direct Certs as a % of Total 18.8% 18.0 % Refinance Certs as a % of Total 5.9% 3.0% (1) Represents average profit share revenue per certified loan originated in the period excluding the impact of profit share revenue recognized in the period associated with historical vintages. The profit share revenue impact related to change in estimates of historical vintages was an increase of $0.3 million and a reduction of $6.7 million for the three months ended June 30, 2025 and 2024, respectively.

8 Financial Results ($ in '000s) Three Months Ended June 30, 2025 2024 Revenue Program fees $ 14,933 $ 14,836 Profit share(1) 7,969 9,333 Claims administration and other service fees 2,408 2,558 Total revenue 25,310 26,727 Cost of services 5,509 5,713 Gross profit 19,801 21,014 Operating expenses General and administrative 11,964 11,745 Selling and marketing 4,146 4,149 Research and development 2,515 1,130 Total operating expenses 18,625 17,024 Operating income 1,176 3,990 Interest expense (2,419) (2,736) Interest income 2,357 3,086 Income before income taxes 1,114 4,340 Income tax expense 80 1,438 Net income $ 1,034 $ 2,902 (1) Profit share revenue was increased by a change in estimate of historical vintages of $0.3 million for the three months ended June 30, 2025 and reduced by a change in estimate of $6.7 million for the three months ended June 30, 2024.

9 Reconciliation of GAAP to Non-GAAP Financial Measures Three Months Ended June 30, 2025 2024 Net income $ 1,034 $ 2,902 Non-GAAP adjustments: Interest (income) expense, net 62 (350) Income tax expense 80 1,438 Depreciation and amortization expense 590 415 Share-based compensation expense 2,334 2,368 Total adjustments 3,066 3,871 Adjusted EBITDA $ 4,100 $ 6,773 Adjusted EBITDA margin 16% 25 % Adjusted EBITDA ($ in 000's) Beginning in the quarter ended June 30, 2025, we have updated the presentation of Adjusted EBITDA to exclude interest income as we believe the exclusion of interest income aligns our definition with comparable companies. Prior periods presented have been conformed to the current period presentation.